Exhibit 21.1

Legal Name of Entity	Jurisdiction of Org
Acorn Insurance Agency, Inc.	Massachusetts
Altman Greenfield & Selvaggi Partners, LLC	Delaware
Asset Advisors Investment Management, LLC	Delaware
Atlas Private Wealth Management, LLC	Delaware
Atlas Risk Management, LLC	Delaware
BAM Risk Management, LLC	Delaware
Bartlett & Co. Wealth Management LLC	Delaware
BFSG, LLC	Delaware
Bordeaux Wealth Advisors LLC	Delaware
Brownlie & Braden Advisors, LLC	Delaware
Buckingham Strategic Partners, LLC	Delaware
Buckingham Strategic Wealth, LLC	Delaware
Campbell Deegan Wealth Management, LLC	Delaware
CFO4Life Group, LLC	Delaware
CMCL Acquisition, LLC	Delaware
CML Acquisition, LLC	Delaware
Coastal Bridge Advisors, LLC	Delaware
Colony Funds, LLC	Delaware
Cornerstone Risk Management Advisors, LLC	North Carolina
Cornerstone Wealth Group, LLC	Delaware
Crestwood Advisors Group, LLC	Delaware
Dorchester Wealth Management Company	Canada
Douglas Lane & Associates, LLC	Delaware
Edge Capital Group, LLC	Delaware
Escala Partners Pty Ltd	Australia
Escala Wealth Management Pty Ltd	Australia
Eton Advisors Group, LLC	Delaware
Family Office Research & Management Pty. Ltd.	Australia
FDC & Partners Manager I, LLC	Delaware
FDC & Partners Manager II, LLC	Delaware
FDC & Partners Manager III, LLC	Delaware
FDC & Partners Manager IV, LLC	Delaware
FI Services Holdings, LLC	Delaware
Fidelity Independent Adviser Newsletter, LLC	Delaware
Financial Professionals Pty Ltd	Australia
Flynn Family Office LLC	Delaware
Focus Advisors, LLC	New York
Focus Australia Holdings, LLC	Delaware
Focus Canada Holdings, LLC	Delaware
Focus Canada Investments Corp.	Canada
Focus Client Solutions, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
Focus Consulting, LLC	Delaware
Focus Escala Holdings LLC	Delaware
Focus Financial Partners, LLC	Delaware
Focus Formation Holdings, LLC	Delaware
Focus International Partners LLC	Delaware
Focus MEDIQ Holdings, LLC	Delaware
Focus Merger SubC LLC	Delaware
Focus Merger SubK LLC	Delaware
Focus Merger SubK-EEA LLC	Delaware
Focus Merger SubT LLC	Delaware
Focus MW Lomax Australia, LLC	Delaware
Focus Operating Holding Co.	Delaware
Focus Operating, LLC	Delaware
Focus SCS Holdings, Inc.	Delaware
Focus Wealth Advisors, LLC	Delaware
Fort Pitt Capital Group, LLC	Delaware
Fortem Financial Group, LLC	Delaware
Fortem Financial Insurance Services, LLC	Delaware
Foster Dykema Cabot & Partners, LLC	Delaware
Foundation Investment Management Limited	England and Wales
Gelfand Rennert and Feldman UK Limited	England and Wales
Gelfand, Rennert & Feldman, LLC	Delaware
Gratus Capital, LLC	Delaware
Greystone Financial Services (Holdings) Limited	England and Wales
Greystone Financial Services Limited	England and Wales
Greystone Wealth Management Limited	England and Wales
GRF Advisory Services, LLC	Delaware
GW & Wade Asset Management Company, LLC	Delaware
GW & Wade, LLC	Delaware
GYL Financial Synergies, LLC	Delaware
HC Insurance Services, LLC	Delaware
HLB Financial Services Limited	England and Wales
HoyleCohen, LLC	Delaware
Institutional and Family Asset Management, LLC	Delaware
Investment Professionals Pty Ltd	Australia
JFS Risk Management, LLC	Delaware
JFS Wealth Advisors, LLC	Delaware
Joel Isaacson & Co., LLC	Delaware
Kovitz Investment Group Partners, LLC	Delaware
Kovitz Securities, LLC	Delaware

Legal Name of Entity	Jurisdiction of Org
KRE Manager, LLC	Delaware
LaFleur & Godfrey LLC	Delaware
Lake Street Advisors Group, LLC	Delaware
Lara, May & Associates, LLC	Delaware
LOC Investment Advisers, LLC	Delaware
LVW Advisors, LLC	Delaware
LVW Flynn, LLC	Delaware
LWH Merger Sub II, Inc.	Delaware
Merriman Wealth Management, LLC	Delaware
New WJA Housing Bond Fund Managing Member, LLC	Delaware
New WJA Value Equity Fund Managing Member, LLC	Delaware
Nexus Investment Management ULC	Canada
NKSFB, LLC	Delaware
NWG Acquisition, LLC	Delaware
One Charles Group Insurance Services, LLC	Delaware
One Charles Private Wealth Services, LLC	Delaware
PAM Fiduciary Services Limited, LLC	South Dakota
Patton Albertson Miller Group, LLC	Delaware
Pettinga Financial Advisors LLC	Delaware
Prime Quadrant Corp.	Canada
Quadrant Insurance Wealth Structuring, LLC	Pennsylvania
Quadrant Private Wealth Management, LLC	Delaware
RAS Acquisition, LLC	Delaware
Relative Value Partners Group, LLC	Delaware
Retirement Advisory Group, LLC	Delaware
Retirement Benefit Consulting Services, LLC	Delaware
Retirement Consulting Group, LLC	Delaware
Retirement Group, LLC	Delaware
Sapient Private Wealth Management Services, LLC	Delaware
SCM Acquisition, LLC	Delaware
SCS Capital Management LLC	Delaware
SCS Financial Partners LLC	Delaware
SCS Private Co-Investment Opportunities GP LLC	Delaware
SCS Private Equity IV GP LLC	Delaware
SCS Private Equity V GP LLC	Delaware
SCS Private Equity VI GP LLC	Delaware
SDFP Acquisition, LLC	Delaware
Sentinel - Forsberg Insurance Agency	Massachusetts
Sentinel Benefits Group, Inc.	Massachusetts
Sentinel Benefits Group, LLC	Delaware
Sentinel Financial Group, LLC	Massachusetts
Sentinel Holdco, LLC	Delaware
Sentinel Insurance Agency, Inc.	Massachusetts

Legal Name of Entity	Jurisdiction of Org
Sentinel Pension Advisors, Inc.	Massachusetts
Sentinel Securities, Inc.	Massachusetts
Sound View Insurance, LLC	Delaware
Sound View Wealth Advisors Group, LLC	Delaware
Strategic Point Insurance Services, LLC	Delaware
Strategic Point Investment Advisors, LLC	Delaware
Strategic Wealth Partners Group, LLC	Delaware
Summit Financial Wealth Advisors, LLC	Delaware
Superannuation Professionals Pty Ltd	Australia
Telemus Capital, LLC	Delaware
Telemus Decorrelation Opportunity GP QP, LLC	Delaware
Telemus Decorrelation Opportunity GP, LLC	Delaware
Telemus Engine, LLC	Delaware
Telemus Holdings, LLC	Delaware
Telemus Insurance Services, LLC	Delaware
The Colony Group, LLC	Delaware
The Fiduciary Group, LLC	Delaware
The Portfolio Strategy Group, LLC	Delaware
Transform Wealth, LLC	Delaware
TrinityPoint Wealth Holdings, LLC	Delaware
TrinityPoint Wealth Insurance, LLC	Delaware
TrinityPoint Wealth, LLC	Delaware
Vestor Capital Securities, LLC	Delaware
Vestor Capital, LLC	Delaware
Vista Wealth Management Group, LLC	Delaware
Waddell & Associates, LLC	Delaware
Wespac Advisors, LLC	Delaware
Wespac Benefit & Insurance Services, LLC	Delaware
Wespac Plan Services, LLC	Delaware
Williams Jones Wealth Management, LLC	Delaware
WRP Acquisition, LLC	Delaware
XML Financial, LLC	Delaware

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